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                                                                      EXHIBIT 99

                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  AUDIT CHARTER

PURPOSE

The board of directors of Commercial National Financial Corporation and its affiliates recognizes that a comprehensive internal control structure is an important component of achieving the overall goals and objectives of the organization. The board of directors has established the Audit Committee for the purpose of governing and overseeing the design and implementation of the internal control structure.

DEFINITION OF INTERNAL CONTROL

Internal control is defined as a process, affected by an entity's board of directors, management, internal auditors, external auditors and other personnel, designed to provide reasonable assurance regarding the achievement of the following objectives:
- effectiveness and efficiency of operations including the safeguarding of assets,
-   reliability of financial reporting, and
-   compliance with applicable laws and regulations.

Effectiveness and Efficiency of Operations

Effectiveness and efficiency of operations includes:
- The ability to monitor progress in achieving profitability and performance goals. This includes the reporting processes used by management and the board to make decisions.
- Safeguarding of resources by ensuring that assets are protected from theft and abuse, are properly recorded and fairly valued.

Reliability of Financial Reporting

The Audit Committee recognizes its fiduciary responsibility to shareholders, depositors and loan customers; who rely on our financial information to make informed decisions. The accounting practices used by management are to be conservative and in compliance with GAAP and other regulatory guidance. Financial reporting includes but is not limited to:
-   Press releases
-   Annual reports
-   Condensed interim reports
- Regulatory reports filed with the SEC, FDIC, Federal Reserve and other agencies

Compliance with Applicable Laws and Regulations

This objective covers all laws and regulations that management and the board of directors must comply with including SEC rules, consumer protection laws, labor laws etc. The goal is to avoid compliance failures that result in:
-   civil or criminal litigation,
-   adverse public relations,
-   loss of customer goodwill, or
- other penalties that restrict management's ability to manage the institution.


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STRUCTURE AND RESPONSIBILITIES

Membership

The Audit Committee is to be comprised of a minimum of 5 members of the board of directors. The Committee shall be appointed annually by a majority of the board of directors.

The Committee shall be comprised of INDEPENDENT members of the board of directors:

          a)   Management is excluded from membership on the Committee.
          b) The Committee should exclude board members that act as a consultant, advisor, promoter, or underwriter of the bank or any of its affiliates
          c) Members may not have any extensions of credit from the bank, other than ordinarily offered to any other similar customer.
          d) Members must comply with independent standards as defined by the Security and Exchange Commission and the Nasdaq.
          e) The Committee shall ANNUALLY assess the independence of each member of the Committee.

The Committee members shall demonstrate competence and financial sophistication regarding the financial reporting process. This includes:
          f)    attending internal and external training sessions,
          g) possessing skills and expertise in related disciplines such as accounting, finance, banking etc.
          h) demonstrating the ability to understand fundamental financial statements including balance sheet, income statement and statement of cash flow.

Meetings

The Committee is expected to meet at least 4 TIMES PER YEAR. The Committee shall elect a chairperson and a secretary.

The Committee shall have unrestricted access to internal and external auditors. At each committee meeting, time will be reserved for the Committee to discuss issues without management present. The Committee reserves the right to request the presence of any other member of the board of directors, member of management, employees or third party advisor.

The Committee shall keep minutes of all activities and report their activities to the board of directors.

Responsibilities

          1)   Oversee Financial Reporting and Disclosure
          2) Financial Statements and Disclosures - The Committee shall read the Corporation's periodic and annual filings with the SEC and consider whether they accurately reflect the financial condition of Commercial National Financial Corporation and its results of operations.
          3) Disclosure of Transactions Involving Management and Principal Stockholders - The Committee shall determine that management has established procedures to report to the SEC, within two (2) business days, changes in Commercial National Financial Corporation stockholdings by directors, officers, and more than 10% stockholders of the Corporation. Also, the Committee shall determine that management has put in place procedures to report to the SEC, within ten (10) business days, for any new directors, officers or 10% stockholders of the Corporation.
          4) Management Certification of Financial Statements and Disclosures, and Assessment of Internal Controls - The Committee shall ensure that management has established adequate procedures to ensure that quarterly and annual

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               financial statements and disclosures are accurate and complete.
               This will include reviewing and approving the quarterly and annual CEO and CFO certifications.
          5) Disclosure of Code of Business Conduct and Ethics - The Committee shall determine that management has complied with requirements of the SEC to disclose in periodic reports whether or not Commercial National Financial Corporation has established a Code of Ethics.
          6) Disclosure of Audit Committee Approval of Non-Audit Services - The Committee shall determine that management has complied with requirements of the SEC to disclose the approval by the Committee of all non-audit services to be performed by the Corporation's independent external auditor.
          - The Committee shall review significant accounting policies, accounting estimates, and new accounting rules.

    7)    Selection of Internal and External Auditors.
          - The Committee should consider competency, independence, scope of testing and the budget.
          - Internal and external audit functions shall report directly to the Audit Committee.
          - All reports, responses and other correspondence shall be directed to the Committee.

    8)    Assess the Independence of the External and Internal Auditors
          Annually.
          - Recommend the appointment and/or discharge of the independent external auditor;
          -    Pre-approve the external auditors fees;
          -    Evaluate the external auditors independence; and
          - Pre-approve all permissible non-audit services and fees to be provided by the external auditors.

    9)    Annually Approve the Internal and External Audit Plans

          a) establishing the scope of work performed by the internal and external auditors as required by the annual audit in conjunction with the bank's management, internal auditor, and independent public accountant,

    10)   Supervise Internal Audit Function
          - Review with management the results of the independent external auditor's quarterly financial statements reviews;
          - Review with management and the independent external auditor the results of the annual financial statements audit;
          - Review with management and the independent external auditor their assessment of the quality of the Corporation's accounting principles, the adequacy of internal accounting and disclosure controls and resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls;
          - Review compliance with laws and regulations and other audit reports deemed significant by the Committee;
          - Receive certain communications from the independent external auditors on an annual basis which include required communications under generally accepted auditing standards; and
          - Based on this review, the Committee shall make its recommendation to the Board as to the inclusion of the audited consolidated financial statements in the Corporation's annual report on Form 10-K.

    11)   Fraud Reporting and Handling of Complaints
               The Committee shall establish procedures for:
          - the receipt, retention, and treatment of complaints received by the corporation regarding accounting, internal controls, regulatory matters or other audit matters, and

          - the confidential, anonymous submission by employees of Commercial National Financial Corporation and its subsidiaries regarding questionable accounting or auditing matters.


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    12) Report to the Board of Directors
          The Committee shall report the results of all audits the board of directors as soon as practical after each Committee meeting.

    13) Communication to Shareholders
          - The Committee shall report activities in an annual report to be included in Commercial National Financial Corporation's proxy statement.
          - The Committee should file a copy of the audit charter with the SEC every three years and after any amendments.
          - The Committee shall disclose annually the name and number of persons determined to be Committee financial experts, or explain why it does not have one. It must also indicate whether the financial experts are independent of management,

Authority

In order to properly discharge it's duties, the Audit Committee, has the authority to:
       - engage third party advisors including legal counsel, auditors, or other advisors as it deems necessary,
       - meet with the Corporation's general in-house legal counsel when appropriate,
       - establish the appropriate funding needed to compensate the external and internal auditors and any advisor employed by the Committee, and
       - register for seminars, presentations and other educational opportunities as deemed appropriate by the Committee.